Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended June 30,		For the six month period ended June 30,
	2010	2009	2010	2009
	(unaudited; in millions, except per unit amounts)

Operating revenue	$1,747.4	$1,299.3	$3,678.6	$2,740.5

Operating expenses
Cost of natural gas	1,270.4	893.2	2,794.6	1,986.1
Operating and administrative	136.3	132.9	272.3	265.4
Power	36.5	29.8	68.8	63.2
Depreciation and amortization	77.6	66.1	145.5	126.5

	1,520.8	1,122.0	3,281.2	2,441.2

Operating income	226.6	177.3	397.4	299.3
Interest expense	69.6	57.9	128.9	109.2
Other income (expense)	(0.1)	0.2	16.7	(0.3)

Income from continuing operations before income tax expense	156.9	119.6	285.2	189.8
Income tax expense	2.4	2.1	4.6	4.1

Income from continuing operations	154.5	117.5	280.6	185.7
Income from discontinued operations, net of tax	—	—	—	0.4

Net income	154.5	117.5	280.6	186.1
Less: Net income attributable to noncontrolling interest	14.5	—	25.2	—

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$140.0	$117.5	$255.4	$186.1

Net income allocable to limited partner interests
Income from continuing operations	$120.3	$102.9	$219.5	$157.5
Income from discontinued operations	—	—	—	0.4

Net income allocable to limited partner interests	$120.3	$102.9	$219.5	$157.9

Basic and diluted earnings per limited partner unit
Income from continuing operations	$1.02	$0.88	$1.86	$1.36
Income from discontinued operations	—	—	—	0.01

Net income per limited partner unit (basic and diluted)	$1.02	$0.88	$1.86	$1.37

Weighted average limited partner units outstanding	118.2	116.1	118.1	115.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six month period ended June 30,
	2010	2009
	(unaudited; in millions)
Cash provided by operating activities
Net income	$280.6	$186.1
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	145.5	134.2
Derivative fair value gains	(25.9)	—
Inventory market price adjustments	2.6	3.4
Other	(1.4)	14.0
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	37.7	(22.1)
Due from General Partner and affiliates	(17.4)	21.5
Accrued receivables	15.0	122.5
Inventory	(58.2)	(7.6)
Current and long-term other assets	(0.9)	(29.6)
Due to General Partner and affiliates	18.7	0.1
Accounts payable and other	(3.8)	(25.5)
Accrued purchases	(20.1)	(54.1)
Interest payable	8.7	20.7
Property and other taxes payable	(2.5)	(3.5)
Settlement of interest rate derivatives	(13.2)	(0.7)

Net cash provided by operating activities	365.4	359.4

Cash used in investing activities
Additions to property, plant and equipment	(356.2)	(543.9)
Changes in construction payables	(9.9)	(33.3)
Asset acquisitions	(17.0)	—
Other	—	(0.1)

Net cash used in investing activities	(383.1)	(577.3)

Cash provided by financing activities

Net proceeds from unit issuances	15.1	—
Distributions to partners	(233.0)	(186.5)
Repayment of long-term debt	—	(175.0)
Repayment of loan from General Partner	(324.6)	—
Net proceeds from issuance of long-term debt	496.1	—
Net borrowings (repayments) under Credit Facility	(765.0)	376.2
Net commercial paper borrowings	409.9	—
Borrowings from General Partner	395.8	—
Contribution from noncontrolling interest	87.0	—
Other	—	(4.0)

Net cash provided by financing activities	81.3	10.7

Net increase (decrease) in cash and cash equivalents	63.6	(207.2)
Cash and cash equivalents at beginning of year	143.6	339.9

Cash and cash equivalents at end of period	$207.2	$132.7

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30, 2010	December 31, 2009
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$207.2	$143.6
Receivables, trade and other, net of allowance for doubtful accounts of $2.0 in 2010 and $6.8 in 2009	115.9	148.5
Due from General Partner and affiliates	35.4	18.0
Accrued receivables	425.4	440.4
Inventory	127.5	71.9
Other current assets	52.4	47.5

	963.8	869.9
Property, plant and equipment, net	7,963.3	7,716.7
Goodwill	246.7	246.7
Intangibles, net	80.9	82.9
Other assets, net	60.3	72.1

	$9,315.0	$8,988.3

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$64.9	$46.2
Accounts payable and other	168.0	205.4
Accrued purchases	408.5	428.6
Interest payable	54.0	45.3
Property and other taxes payable	36.3	38.8
Loan from General Partner	11.4	269.7
Current maturities of long-term debt	31.0	31.0

	774.1	1,065.0
Long-term debt	3,936.3	3,791.2
Note payable to General Partner	329.5	—
Other long-term liabilities	100.0	62.2

	5,139.9	4,918.4

Commitments and contingencies

Partners’ capital
Class A common units (97,730,697 at June 30, 2010 and 97,443,352 at December 31, 2009)	2,887.4	2,884.9
Class B common units (3,912,750 at June 30, 2010 and December 31, 2009)	78.6	78.6
i-units (17,024,591 at June 30, 2010 and 16,388,867 at December 31, 2009)	620.8	588.8
General Partner	256.0	251.1
Accumulated other comprehensive income	(121.0)	(74.6)

Total Enbridge Energy Partners, L.P. partners’ capital	3,721.8	3,728.8
Noncontrolling interest	453.3	341.1

Total partners’ capital	4,175.1	4,069.9

	$9,315.0	$8,988.3

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. The formula for distributing available cash as set forth in our partnership agreement is as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited Partners
Minimum Quarterly Distribution	Up to $0.59	2%	98%
First Target Distribution	> $0.59 to $0.70	15%	85%
Second Target Distribution	> $0.70 to $0.99	25%	75%
Over Second Target Distribution	In excess of $0.99	50%	50%

We determined net income per limited partner unit as follows:

	For the three month period ended June 30,		For the six month period ended June 30,
	2010	2009	2010	2009
	(unaudited; in millions, except per unit amounts)
Net income	$154.5	$117.5	$280.6	$186.1
Less: Net income attributable to noncontrolling interest	14.5	—	25.2	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	140.0	117.5	255.4	186.1
Less: Net income from discontinued operations	—	—	—	0.4

Net income from continuing operations attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	140.0	117.5	255.4	185.7

Less distributions paid:
Incentive distributions to our general partner	(17.2)	(12.6)	(31.4)	(25.1)
Distributed earnings allocated to our general partner (2%)	(2.5)	(2.3)	(4.9)	(4.6)

Total distributed earnings to our general partner	(19.7)	(14.9)	(36.3)	(29.7)
Total distributed earnings to our limited partners (98%)	(122.0)	(115.4)	(240.3)	(229.8)

Total distributed earnings	(141.7)	(130.3)	(276.6)	(259.5)

Overdistributed earnings	$(1.7)	$(12.8)	$(21.2)	$(73.8)

Weighted average limited partner units outstanding	118.2	116.1	118.1	115.6

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$1.03	$0.99	$2.04	$1.99
Overdistributed earnings per limited partner unit (2)	(0.01)	(0.11)	(0.18)	(0.63)

Net income from continuing operations attributable to our limited partner interests per limited partner unit	1.02	0.88	1.86	1.36
Net income from discontinued operations attributable to our limited partner interests per limited partner unit	—	—	—	0.01

Net income per limited partner unit (basic and diluted)	$1.02	$0.88	$1.86	$1.37

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present financial information about our business segments and corporate activities:

	For the three month period ended June 30, 2010
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$320.1	$1,246.6	$549.0	$—	$2,115.7
Less: Intersegment revenue	0.3	358.0	10.0	—	368.3

Operating revenue	319.8	888.6	539.0	—	1,747.4
Cost of natural gas	—	730.8	539.6	—	1,270.4
Operating and administrative	65.2	67.9	2.0	1.2	136.3
Power	36.5	—	—	—	36.5
Depreciation and amortization	46.6	31.0	—	—	77.6

Operating income	171.5	58.9	(2.6)	(1.2)	226.6
Interest expense	—	—	—	69.6	69.6
Other expense	—	—	—	0.1	0.1

Income from continuing operations before income tax expense	171.5	58.9	(2.6)	(70.9)	156.9
Income tax expense	—	—	—	2.4	2.4

Net income	171.5	58.9	(2.6)	(73.3)	154.5
Less: Net income attributable to the noncontrolling interest	—	—	—	14.5	14.5

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$171.5	$58.9	$(2.6)	$(87.8)	$140.0

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	For the three month period ended June 30, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$228.4	$878.3	$503.9	$—	$1,610.6
Less: Intersegment revenue	—	306.5	4.8	—	311.3

Operating revenue	228.4	571.8	499.1	—	1,299.3
Cost of natural gas	—	420.1	473.1	—	893.2
Operating and administrative	59.2	70.8	1.7	1.2	132.9
Power	29.8	—	—	—	29.8
Depreciation and amortization	34.6	31.1	0.4	—	66.1

Operating income	104.8	49.8	23.9	(1.2)	177.3
Interest expense	—	—	—	57.9	57.9
Other income	—	—	—	0.2	0.2

Income from continuing operations before income tax expense	104.8	49.8	23.9	(58.9)	119.6
Income tax expense	—	—	—	2.1	2.1

Net income	$104.8	$49.8	$23.9	$(61.0)	$117.5

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the six month period ended June 30, 2010
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$582.2	$2,637.2	$1,242.8	$—	$4,462.2
Less: Intersegment revenue	0.6	763.9	19.1	—	783.6

Operating revenue	581.6	1,873.3	1,223.7	—	3,678.6
Cost of natural gas	—	1,578.6	1,216.0	—	2,794.6
Operating and administrative	128.9	137.5	4.7	1.2	272.3
Power	68.8	—	—	—	68.8
Depreciation and amortization	83.7	61.7	0.1	—	145.5

Operating income	300.2	95.5	2.9	(1.2)	397.4
Interest expense	—	—	—	128.9	128.9
Other income	—	—	—	16.7	16.7

Income from continuing operations before income tax expense	300.2	95.5	2.9	(113.4)	285.2
Income tax expense	—	—	—	4.6	4.6

Net income	300.2	95.5	2.9	(118.0)	280.6
Less: Net income attributable to the noncontrolling interest	—	—	—	25.2	25.2

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$300.2	$95.5	$2.9	$(143.2)	$255.4

Total assets	$5,388.5	$3,425.0	$232.9	$268.6	$9,315.0

Capital expenditures (excluding acquisitions)	$250.1	$102.0	$—	$4.1	$356.2

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the six month period ended June 30, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$448.1	$1,853.7	$1,153.2	$—	$3,455.0
Less: Intersegment revenue	0.3	698.8	15.4	—	714.5

Operating revenue	447.8	1,154.9	1,137.8	—	2,740.5
Cost of natural gas	—	880.9	1,105.2	—	1,986.1
Operating and administrative	113.6	146.2	3.5	2.1	265.4
Power	63.2	—	—	—	63.2
Depreciation and amortization	64.0	61.7	0.8	—	126.5

Operating income	207.0	66.1	28.3	(2.1)	299.3
Interest expense	—	—	—	109.2	109.2
Other expense	—	—	—	0.3	0.3

Income from continuing operations before income tax expense	207.0	66.1	28.3	(111.6)	189.8
Income tax expense	—	—	—	4.1	4.1

Income from continuing operations	207.0	66.1	28.3	(115.7)	185.7
Income from discontinued operations	—	0.4	—	—	0.4

Net income	$207.0	$66.5	$28.3	$(115.7)	$186.1

Total assets	$4,512.1	$3,527.8	$207.2	$228.9	$8,476.0

Capital expenditures (excluding acquisitions)	$458.3	$77.4	$—	$8.2	$543.9

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.